UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2006

CALPINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

Commission File Number: 001-12079

I.R.S. Employer Identification Number: 77-0212977

50 West San Fernando Street

San Jose, California 95113

Telephone: (408) 995-5115

(Address of principal executive offices and telephone number)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information set forth in Item 7.01 below is incorporated by reference in this Item 2.02 as if fully set forth herein.

ITEM 7.01 — REGULATION FD DISCLOSURE

On August 23, 2006, Calpine Corporation (“Calpine” or the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed their unaudited consolidated Monthly Operating Statement for the month ended June 30, 2006 (the “Monthly Operating Statement”), with the United States Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court”) in the matter of In re Calpine Corporation, et al., 05-60200 (BRL). Exhibit 99.1 to this Current Report on Form 8-K contains the unaudited consolidated Monthly Operating Statement as filed with the U.S. Bankruptcy Court.

The Monthly Operating Statement is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court. Certain of the Company’s Canadian subsidiaries were granted relief by the Court of Queen’s Bench of Alberta, Judicial District of Calgary (the “Canadian Court”) under the Companies’ Creditors Arrangement Act (Canada) (the “CCAA”). As a result, certain of the Company’s Canadian and other foreign subsidiaries were deconsolidated as of December 20, 2005. Financial information regarding such deconsolidated subsidiaries is not part of the consolidated group included in the Monthly Operating Statement. The financial information in the Monthly Operating Statement is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items. The Company cautions readers not to place undue reliance upon the Monthly Operating Statement. There can be no assurance that such information is complete and the Monthly Operating Statement may be subject to revision. The Monthly Operating Statement is in a format required by the United States Bankruptcy Code (the “Bankruptcy Code”) and should not be used for investment purposes. The Monthly Operating Statement should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006, and June 30, 2006.

These unaudited financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP and, upon the application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in the Monthly Operating Statement includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for quarterly financial statements in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

Access to documents filed with the U.S. Bankruptcy Court and other general information about the Company’s Chapter 11 cases is available at www.kccllc.net/calpine. Certain information regarding the Company’s Canadian cases under the CCAA, including the reports of the monitor appointed by the Canadian Court, is available at the monitor’s website at www.ey.com/ca/calpinecanada. The content of the foregoing websites is not a part of this Report.

Limitation on Incorporation by Reference

The Monthly Operating Statement is being furnished for informational purposes only and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the SEC shall not incorporate the Monthly Operating Statement or any other information set forth in this Report by reference, except as otherwise expressly stated in such filing. This Report will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

In addition to historical information, this Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company uses words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “may,” “will” and similar expressions to identify forward-looking statements. Such statements include, among others, those concerning the Company’s expected financial performance and strategic and operational plans, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. You are cautioned that any such forward-looking statements are not guarantees of future performance and that a number of risks and uncertainties could cause actual results to differ materially from those anticipated in the forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risks and uncertainties associated with the Company’s Chapter 11 and CCAA cases, including impact on operations; (ii) the Company’s ability to attract, retain and motivate key employees and successfully implement new strategies; (iii) the Company’s ability to successfully reorganize and emerge from Chapter 11 protection; (iv) the Company’s ability to attract and retain customers and counterparties; (v) the Company’s ability to implement its business plan; (vi) financial results that may be volatile and may not reflect historical trends; (vii) the Company’s ability to manage liquidity needs and comply with financing obligations; (viii) the direct or indirect effects on the Company’s business of its impaired credit including increased cash collateral requirements; (ix) the expiration or termination of the Company’s PPAs and the related results on revenues; (x) potential volatility in earnings and requirements for cash collateral associated with the use of commodity contracts; (xi) price and supply of natural gas; (xii) risks associated with power project development, acquisition and construction activities; (xiii) unscheduled outages of operating plants; (xiv) factors that impact the output of the Company’s geothermal resources and generation facilities, including unusual or unexpected steam field well and pipeline maintenance and variables associated with the waste water injection projects that supply added water to the steam reservoir; (xv) quarterly and seasonal fluctuations of the Company’s results; (xvi) competition; (xvii) risks associated with marketing and selling power from plants in the evolving energy markets; (xviii) present and possible future claims, litigation and enforcement actions; (xix) effects of the application of laws or regulations, including changes in laws or regulations or the interpretation thereof; and (xx) other risks identified in this report and in the Company’s annual and quarterly reports on Forms 10-K and 10-Q. You should also carefully review other reports that the Company files with the SEC. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.

ITEM 9.01 — FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d)	Exhibits

99.1  Calpine Corporation’s Unaudited Monthly Operating Statement for the month ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ Charles B. Clark, Jr.
Charles B. Clark, Jr.
Senior Vice President, Corporate Controller and Chief Accounting Officer

Date: August 23, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Calpine Corporation’s Unaudited Monthly Operating Statement for the month ended June 30, 2006.

EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
x
In re:	:	Chapter 11
:
CALPINE CORPORATION, et al.,	:	Case No. 05-60200 BRL
:
Debtors.	:	(Jointly Administered)
:
x

MONTHLY OPERATING STATEMENT FOR THE PERIOD

FROM JUNE 1, 2006, TO JUNE 30, 2006

DEBTORS’ ADDRESS:	50 West San Fernando Street, San Jose, California 95113

	MONTHLY DISBURSEMENTS MADE BY CALPINE CORPORATION, ET AL. AND ITS DEBTOR SUBSIDIARIES (IN THOUSANDS):	$431,016

DEBTORS’ ATTORNEY:	Kirkland & Ellis LLP
	Richard M. Cieri (RC 6062)
	Marc Kieselstein admitted pro hac vice
	David R. Seligman admitted pro hac vice
	Edward O. Sassower (ES 5823)
	Citigroup Center
	153 East 53rd Street
	New York, NY 10022-4611

	MONTHLY OPERATING LOSS (IN THOUSANDS):	$336,341

REPORT PREPARER:	CALPINE CORPORATION, et al.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

/s/ CHARLES B. CLARK, JR.
Charles B. Clark, Jr.
Senior Vice President, Corporate Controller and Chief Accounting Officer
DATE: August 23, 2006	Calpine Corporation

DEFINITIONS

As used in this Report, the following abbreviations contained herein have the meanings set forth below. Additionally, the terms “the Company,” “Calpine,” “we,” “us” and “our” refer to Calpine Corporation and its consolidated subsidiaries, unless the context clearly indicates otherwise. For clarification, such terms will not include the Canadian and other foreign subsidiaries that were deconsolidated as a result of the filings by the Canadian Debtors under the CCAA in the Canadian Court effective December 31, 2005. The term “Calpine Corporation” shall refer only to Calpine Corporation and not to any of its subsidiaries. Unless and as otherwise stated, any references in this Report to any agreement means such agreement and all schedules, exhibits and attachments thereto in each case as amended, restated, supplemented or otherwise modified to the date of this Report.

Abbreviation	Definition

2005 Form 10-K	Calpine Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005, filed with the SEC on May 19, 2006

2006 First Quarter Form 10-Q	Calpine Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, filed with the SEC on July 3, 2006

2006 Second Quarter Form 10-Q	Calpine Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, filed with the SEC on August 14, 2006

2006 Forms 10-Q	Calpine Corporation’s 2006 First Quarter Form 10-Q and 2006 Second Quarter Form 10-Q

APB	Accounting Principles Board

Bankruptcy Code	United States Bankruptcy Code

Bankruptcy Courts	The U.S. Bankruptcy Court and the Canadian Court

Calpine Debtor(s)	The U.S. Debtors and the Canadian Debtors

Canadian Court	The Court of Queen’s Bench of Alberta, Judicial District of Calgary

Canadian Debtor(s)	The subsidiaries and affiliates of Calpine Corporation that have been granted creditor protection under the CCAA in the Canadian Court

CCAA	Companies’ Creditors Arrangement Act (Canada)

Chapter 11	Chapter 11 of the Bankruptcy Code

DIP Facility

The Revolving Credit, Term Loan and Guarantee Agreement, dated as of December 22, 2005, as amended on January 26, 2006, and as amended and restated by that certain Amended and Restated Revolving Credit, Term Loan and Guarantee Agreement, dated as of February 23, 2006, among Calpine Corporation, as borrower, the Guarantors party thereto, the Lenders from time to time party thereto, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as joint syndication agents, Deutsche Bank Trust Company Americas, as administrative agent for the First Priority Lenders, General Electric Capital Corporation, as Sub-Agent for the Revolving Lenders, Credit Suisse, as administrative agent for the Second Priority Term Lenders, Landesbank Hessen Thuringen Girozentrale, New York Branch, General Electric Capital Corporation and HSH Nordbank AG, New York Branch, as joint documentation agents for the first priority Lenders and Bayerische Landesbank, General Electric Capital Corporation and Union Bank of California, N.A., as joint documentation agents for the second priority Lenders

Abbreviation	Definition

EITF	Emerging Issues Task Force

Exchange Act	United States Securities Exchange Act of 1934, as amended

FASB	Financial Accounting Standards Board

FERC	Federal Energy Regulatory Commission

First Priority Notes	Calpine Corporation’s 9 5/8% First Priority Senior Secured Notes Due 2014

GAAP	Generally accepted accounting principles in the United States

LSTC	Liabilities Subject to Compromise

Non-U.S. Debtor(s)	The consolidated subsidiaries and affiliates of Calpine Corporation that are not U.S. Debtor(s)

PCF	Power Contract Financing, L.L.C.

PCF III	Power Contract Financing III, LLC

Petition Date	December 20, 2005

PPA(s)	Power purchase agreement(s)

SEC	United States Securities and Exchange Commission

Second Priority Debt

Calpine Corporation’s Second Priority Secured Floating Rate Notes due 2007, 8 1/2% Second Priority Senior Secured Notes Due 2010, 8 3/4% Second Priority Senior Secured Notes Due 2013, 9 7/8% Second Priority Senior Secured Notes Due 2011, and Senior Secured Term Loans Due 2007

Securities Act	United States Securities Act of 1933, as amended

SFAS	Statement of Financial Accounting Standards

SFAS No. 123-R	FASB Statement No. 123-R (As Amended), “Accounting for Stock-Based Compensation—Share-Based Payment”

SOP	Statement of Position

The Geysers Assets	19 geothermal power plant assets located in Geyserville, California

ULC I	Calpine Canada Energy Finance ULC

ULC II	Calpine Canada Energy Finance II ULC

U.S.	United States of America

U.S. Bankruptcy Court	United States Bankruptcy Court for the Southern District of New York

U.S. Debtor(s)

Calpine Corporation and each of its subsidiaries and affiliates that have filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court, which matters are being jointly administered in the U.S. Bankruptcy Court under the caption In re Calpine Corporation, et al., Case No. 05-60200 (BRL)

CALPINE CORPORATION

(Debtor-in-Possession)

CALPINE CORPORATION

(Debtor-in-Possession)

CASE NO. 05-60200 (Jointly Administered)

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

(Unaudited)

(in thousands)

For the period from June 1, 2006, through June 30, 2006

Revenue:
Electricity and steam revenue	$460,539
Transmission sales revenue	(215)
Sales of purchased power and gas for hedging and optimization	84,771
Mark-to-market activities, net	26,792
Other revenue	2,535
Total revenue	574,422
Cost of revenue:
Plant operating expense	69,875
Royalty expense	2,038
Transmission purchase expense	6,732
Purchased power and gas expense for hedging and optimization	52,813
Fuel expense	274,658
Depreciation and amortization expense	34,219
Operating plant impairments	2,851
Operating lease expense	7,109
Other cost of revenue	6,889
Total cost of revenue	457,184
Gross profit	117,238
Equipment, development project and other impairments	62,917
Project development expense	1,409
Research and development expense	877
Sales, general and administrative expense	18,546
Income (loss) from operations	33,489
Interest expense	96,130
Interest (income)	(2,459)
Minority interest expense	473
(Income) loss from repurchase of various issuances of debt	24
Other (income) expense, net	(2,942)
Loss before reorganization items and provision for income taxes	(57,737)
Reorganization items	316,814
Loss before benefit for income taxes	(374,551)
Provision (benefit) for income taxes	(38,210)
Net loss	$(336,341)

The accompanying notes are an integral part of these

Consolidated Condensed Financial Statements.

CALPINE CORPORATION

(Debtor-in-Possession)

CASE NO. 05-60200 (Jointly Administered)

CONSOLIDATED CONDENSED BALANCE SHEET

(Unaudited)

(in thousands)

June 30, 2006

ASSETS

Current assets:
Cash and cash equivalents	$844,102
Accounts receivable, net	881,545
Margin deposits and other prepaid expense	307,129
Inventories	150,457
Restricted cash	473,471
Current derivative assets	277,443
Current assets held for sale	39,542
Other current assets	119,211
Total current assets	3,092,900
Restricted cash, net of current portion	194,539
Notes receivable, net of current portion	157,804
Project development costs	24,247
Investments	63,457
Deferred financing costs	169,661
Prepaid lease, net of current portion	199,911
Property, plant and equipment, net	14,293,342
Goodwill	45,160
Other intangible assets, net	52,297
Long-term derivative assets	517,627
Other assets	628,704
Total assets	$19,439,649

The accompanying notes are an integral part of these

Consolidated Condensed Financial Statements.

CONSOLIDATED CONDENSED BALANCE SHEET — (Continued)

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$488,624
Accrued payroll and related expense	39,765
Accrued interest payable	181,050
Income taxes payable	99,073
Notes payable and other borrowings, current portion	187,558
Preferred interests, current portion	9,124
Capital lease obligations, current portion	286,852
CCFC financing, current portion	783,394
CalGen financing, current portion	2,510,365
Construction/project financing, current portion	1,987,135
DIP Facility, current portion	3,500
Current derivative liabilities	396,583
Other current liabilities	313,313
Total current liabilities	7,286,336
Notes payable and other borrowings, net of current portion	467,777
Preferred interests, net of current portion	579,122
Capital lease obligations, net of current portion	366
Construction/project financing, net of current portion	419,998
DIP Facility, net of current portion	994,750
Deferred income taxes, net of current portion	348,996
Deferred revenue	135,045
Long-term derivative liabilities	678,960
Other liabilities	152,883
Total liabilities not subject to compromise	11,064,233
Liabilities subject to compromise	14,963,726
Commitments and contingencies
Minority interests	275,284
Stockholders’ equity (deficit):
Common stock	569
Additional paid-in capital	3,268,331
Additional paid-in capital, loaned shares	258,100
Additional paid-in capital, returnable shares	(258,100)
Accumulated deficit	(10,020,362)
Accumulated other comprehensive loss	(112,132)
Total stockholders’ deficit	(6,863,594)
Total liabilities and stockholders’ deficit	$19,439,649

The accompanying notes are an integral part of these

Consolidated Condensed Financial Statements.

CALPINE CORPORATION

(Debtor-in-Possession)

CASE NO. 05-60200 (Jointly Administered)

NOTES TO UNAUDITED CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

For the period from June 1, 2006, to June 30, 2006

1.  Chapter 11 Cases and CCAA Proceedings

Since the Petition Date, Calpine Corporation and 273 of its wholly owned subsidiaries in the U.S. have filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court. Similarly, since the Petition Date, 12 of Calpine’s Canadian subsidiaries have filed for creditor protection under the CCAA in the Canadian Court. Certain other subsidiaries could file under Chapter 11 in the U.S. or for creditor protection under the CCAA in Canada in the future. The Chapter 11 cases are being jointly administered for procedural purposes only by the U.S. Bankruptcy Court under the case captioned In re Calpine Corporation et al., Case No. 05-60200 (BRL). See Note 2 “Chapter 11 Cases and CCAA Proceedings” in our 2006 Second Quarter Form 10-Q for a summary of our Chapter 11 cases and CCAA proceedings.

In addition, on August 15, 2006, the U.S. Bankruptcy Court approved the bidding procedures for the auction of project assets of Russell City Energy Center, LLC. Previously, on August 11, 2006, we entered into an asset purchase agreement to sell substantially all of the Russell City Energy Center, LLC project assets to a newly formed entity in which we will have a 65% interest and a third party will have a 35% interest. The sale is subject to an auction process in which qualifying bidders can make competing offers for the transaction. Closing of the transaction is subject to certain conditions including receipt of any required regulatory approvals.

2.  Basis of Presentation

The accompanying consolidated condensed financial statements have been prepared on a going concern basis, which assumes continuity of operations and realization of assets and satisfaction of liabilities in the ordinary course of business, and in accordance with SOP 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code.” The consolidated condensed financial statements do not include any adjustments that might be required should we be unable to continue to operate as a going concern. In accordance with SOP 90-7, all pre-petition liabilities subject to compromise have been segregated in the consolidated condensed balance sheets and classified as LSTC, at the estimated amount of allowed claims. Interest expense related to pre-petition LSTC has been reported only to the extent that it will be paid during the pendency of the Chapter 11 cases or is expected to be an allowed claim. Liabilities not subject to compromise are separately classified as current or noncurrent. Expenses, provisions for losses resulting from reorganization and certain other items directly related to our Chapter 11 cases are reported separately as reorganization expenses.

The Monthly Operating Statement is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court. Certain of our Canadian subsidiaries were granted relief by the Canadian Court under the CCAA. As a result, certain of our Canadian and other foreign subsidiaries were deconsolidated as of December 20, 2005. Financial information regarding such deconsolidated subsidiaries is not included with that of the consolidated group reported in the Monthly Operating Statement. The financial information in the Monthly Operating Statement is preliminary and unaudited and does not purport to show the financial statements of any of the U.S. Debtors in accordance with GAAP, and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items. We caution readers not to place undue reliance upon the Monthly Operating Statement. There can be no assurance that such information is complete and the Monthly Operating Statement may be subject to revision. The Monthly Operating Statement is in a format required by the Bankruptcy Code and should not be used for investment purposes. The Monthly Operating Statement should be read in conjunction with the consolidated financial statements and notes thereto included in the 2005 Form 10-K and the 2006 Forms 10-Q.

The unaudited financial statements contained in the Monthly Operating Statement have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, we believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this Monthly Operating Statement includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for financial statements prepared in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

Mark-to-Market — Mark-to-market, net activity includes realized settlements of and unrealized mark-to-market gains and losses on both power and gas derivative instruments not designated as cash flow hedges, including those held for trading purposes. Gains and losses due to ineffectiveness on hedging instruments are also included in unrealized mark-to-market gains and losses. Trading activity is presented net in accordance with EITF Issue No. 02-03. Of the total mark-to-market revenue of $26.8 million in June 2006, there was $28.3 million of unrealized gains (mostly from open gas contracts), and we had a realized loss of $1.5 million. The realized loss included a non-cash loss of approximately $5.7 million from amortization of various items.

Per agreement among the Company, the Office of the U.S. Trustee and the Committee of Unsecured Creditors, the Statement of Cash Flows will be excluded from Monthly Operating Statements except on a quarterly basis. See Schedule VIII attached for the Consolidated Condensed Statement of Cash Flows for the six months ended June 30, 2006.

3.  Summary of Significant Accounting Policies

See Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our 2005 Form 10-K and Note 1 “Basis of Presentation and Summary of Significant Accounting Policies” in the Notes to Consolidated Condensed Financial Statements included in each of the 2006 Forms 10-Q for a summary of the accounting policies that we believe are significant to us.

4.  Recent Accounting Pronouncements

SFAS No. 123-R

In December 2004, FASB issued SFAS No. 123-R, which requires a public company to use the fair value method of accounting for stock-based compensation. We adopted this standard as of January 1, 2006, and applied the modified prospective transition method. The modified prospective approach applies to the unvested portion of all awards granted prior to January 1, 2006, and to all prospective awards. Prior financial statements are not restated under this method.

SFAS No. 123-R also requires the cash flows resulting from the tax benefits that occur from estimated tax deductions in excess of the compensation cost recognized be presented as financing cash flows in the statement of cash flows. Prior to adopting this statement, we presented tax benefits from allowable deductions as operating cash flows in our Consolidated Condensed Statement of Cash Flows.

As we previously adopted the fair value method of accounting under SFAS No. 123 as amended by SFAS No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure” (“SFAS No. 123”) on January 1, 2003, the adoption of SFAS No. 123-R did not have a material impact on our results of operations, cash flows or financial position.

SFAS No. 154

In May 2005, FASB issued SFAS No. 154, “Accounting Changes and Error Corrections.” This statement replaces APB Opinion No. 20, “Accounting Changes,” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements,” and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS No. 154 applies to all voluntary changes in accounting principle. SFAS No. 154 is effective for fiscal years beginning after December 15, 2005. Adoption of this statement did not materially impact our consolidated results of operations, cash flows or financial position.

FASB Interpretation No. 48

In June 2006, FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes—An Interpretation of FASB Statement No. 109.” FIN 48 addresses the recognition and measurement of a tax position taken or expected to be taken in a tax return. This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early adoption permitted. We are currently assessing the impact this standard will have on our results of operations, cash flows and financial position.

5.  Cash and Cash Equivalents, Restricted Cash and Margin Deposits

Cash and Cash Equivalents — We have certain project finance facilities and lease agreements that establish segregated cash accounts. These accounts have been pledged as security in favor of the lenders to such project finance facilities, and the use of certain cash balances on deposit in such accounts with our project financed securities is limited to the operations of the respective projects. At June 30, 2006, $414.5 million of the cash and cash equivalents balance was subject to such project finance facilities and lease agreements.

Restricted Cash — We are required to maintain cash balances that are restricted by provisions of certain of our debt and lease agreements or by regulatory agencies. These amounts are held by depository banks in order to comply with the contractual provisions requiring reserves for payments such as for debt service, rent, major maintenance and debt repurchases. Funds that can be used to satisfy obligations due during the next twelve months are classified as current restricted cash, with the remainder classified as non-current restricted cash. Restricted cash is generally invested in accounts earning market rates; therefore the carrying value approximates fair value. Such cash is excluded from cash and cash equivalents in the Consolidated Condensed Statement of Cash Flows.

The table below represents the components of our consolidated restricted cash as of June 30, 2006, (in thousands):

	Current	Non-Current	Total
Debt service	$178,359	$119,723	$298,082
Rent reserve	14,349	—	14,349
Construction/major maintenance	83,763	32,407	116,170
Proceeds from asset sales	—	—	—
Collateralized letters of credit and other credit support	113,852	—	113,852
Other	83,148	42,409	125,557
Total	$473,471	$194,539	$668,010

As part of a prior business acquisition, which included certain facilities subject to a pre-existing operating lease, we acquired certain restricted cash balances comprised of a portfolio of debt securities. This portfolio is classified as held-to-maturity because we have the intent and ability to hold the securities to maturity. The securities are held in escrow accounts to support operating activities of the leased facilities and consist of a $17.0 million debt security maturing in 2015 and a $7.4 million debt security maturing in 2023. This portfolio is stated at amortized cost, adjusted for amortization of premiums and accretion discounts to maturity.

Of our restricted cash at June 30, 2006, $321.4 million relates to the assets of the following entities, each an entity with its existence separate from us and our other subsidiaries (in millions).

PCF	$179.2
Gilroy Energy Center, LLC	54.4
Riverside Energy Center, LLC	31.4
Rocky Mountain Energy Center, LLC	28.8
Calpine Northbrook Energy Marketing, LLC	8.0
Calpine King City Cogen, LLC	17.3
Calpine Fox LLC	1.0
PCF III	1.3
$321.4

Margin Deposits — As of June 30, 2006, to support commodity transactions, we had margin deposits with third parties of $157.7 million, we had gas and power prepayments of $91.6 million, and had letters of credit outstanding of $2.9 million. Counterparties had deposited with us $13.7 million as margin deposits at June 30, 2006. We use margin deposits, prepayments and letters of credit as credit support for commodity procurement and risk management activities. Future cash collateral requirements may increase based on the extent of our involvement in standard contracts and movements in commodity prices and also based on our credit ratings and general perception of creditworthiness in this market. While we believe that we have adequate liquidity to support our operations at this time, it is difficult to predict future developments and the amount of credit support that we may need to provide as part of our business operations.

6.  Rejected Contracts and Related Matters

The U.S. Debtors have assumed certain contracts and unexpired leases related to non-residential real property and have identified certain significant contracts and leases to be rejected or repudiated. See Note 2 “Chapter 11 Cases and CCAA Proceedings” in our 2006 Second Quarter Form 10-Q for a summary of significant developments in connection with these matters.

7.  Liabilities Subject to Compromise

The claims bar dates—the dates by which claims against the Calpine Debtors must be filed with the applicable Bankruptcy Court—were set for August 1, 2006 by each of the Bankruptcy Courts. Accordingly, not all potential claims would have been filed as of June 30, 2006.

The amounts of LSTC at June 30, 2006 consisted of the following (in millions):

Accounts payable and accrued liabilities	$369.1
Terminated derivative liabilities	443.0
Project financing	164.0
Convertible notes	1,823.5
Second priority senior secured notes(1)	3,671.9
Unsecured senior notes	1,880.0
Notes payable and other liabilities – related party	1,138.0
Provision for allowed claims(2)	5,474.2
Total liabilities subject to compromise	$14,963.7

__________

(1)

We have not made, and currently do not propose to make, an affirmative determination whether our Second Priority Debt is fully secured or under-secured. We do, however, believe that there is uncertainty about whether the market value of the assets securing the obligations owing in respect of the Second Priority Debt is less than, equals or exceeds the amount of these obligations. Accordingly, we have classified the Second Priority Debt as LSTC.

(2)

Consists primarily of estimated allowed claims related to guarantees by Calpine Corporation of repayment of unsecured senior notes (original principal amount of $2,597.2 million) for two wholly owned finance subsidiaries of the Company,

ULC I and ULC II. The amounts outstanding to unrelated security holders had been reduced to $1,943.0 million at December 31, 2005, due to repurchases of such senior notes. However, some of the repurchased notes are held by certain of the Company’s Canadian subsidiaries and are expected to give rise to allowed claims by these subsidiaries under the above guarantees. Additionally, there is a guarantee by Calpine Corporation of the obligations of its wholly owned subsidiary, Quintana Canada Holdings, LLC, under certain subscription agreements with ULC I, under which claims may be asserted for the same amounts sought under the Calpine Corporation guarantees of the ULC I notes. Although the expected claims are redundant relative to the underlying exposure to unrelated security holders, the Company determined that these duplicative claims were probable of being allowed into the claim pool by the U.S. Bankruptcy Court, although the U.S. Debtors fully reserve their rights in this regard.

8.  DIP Facility

On December 20, 2005, Calpine Corporation, as borrower, entered into the DIP Facility with Deutsche Bank Securities, Inc. and Credit Suisse, as joint syndication agents, Deutsche Bank Trust Company Americas as administrative agent for the first priority lenders and Credit Suisse as administrative agent for the second priority lenders. On December 21, 2005, the U.S. Bankruptcy Court granted interim approval of the DIP Facility, but initially limited access under the DIP Facility to $500 million under the revolving credit facility. On January 26, 2006, the U.S. Bankruptcy Court entered a final order approving the DIP Facility and removing its previously imposed limitation on our ability to borrow thereunder. On February 23, 2006, the DIP Facility was amended and restated and the term loans were funded. The DIP Facility, which is guaranteed by each of the other U.S. Debtors, will remain in place until the earlier of an effective plan of reorganization or December 20, 2007. The DIP Facility is secured by first priority liens on all of the unencumbered assets of the U.S. Debtors, including The Geysers Assets, and junior liens on all of their encumbered assets. On May 3, 2006, the DIP Facility was amended to, among other things, provide us with extensions of time to provide certain financial information to the DIP Facility lenders, including financial statements for the year ended December 31, 2005, and for the quarter ended March 31, 2006. In addition, the lenders under the DIP Facility consented to the use of borrowings under the DIP Facility to repay a portion of the First Priority Notes, subject to the U.S. Bankruptcy Court’s approval of such repayment.

In July 2006, the DIP Facility lenders consented to the assignment of certain PPAs by Broad River Energy, LLC, our subsidiary that leases the Broad River facility pursuant to a leveraged lease, to the owner-lessors of such facility in connection with a settlement agreement with the owner-lessors. The DIP Facility lenders also consented to Broad River’s granting to the owner-lessors a temporary security interest in the same PPAs until FERC approves the assignment. The July 2006 consent was conditioned upon the U.S. Bankruptcy Court’s approval of the settlement agreement with the owner-lessors, and the U.S. Bankruptcy Court approved the settlement agreement on June 27, 2006. FERC approval of the assignment of the PPAs is pending.

Pursuant to the DIP Facility, and applicable orders of the U.S. Bankruptcy Court, the lenders have made available to Calpine up to $2 billion comprising of a $1 billion revolving loan and letter of credit facility, a $400 million first priority term loan facility and a $600 million second priority term loan facility. The proceeds of borrowings and letters of credit issued under the DIP Facility will be used, among other things, for working capital and other general corporate purposes. A portion of the borrowings under the revolving loan facility in February 2006 were used to fund a portion of the costs in connection with the purchase of The Geysers Assets. In May 2006 and June 2006, a portion of the funds drawn under the term loan facilities, together with approximately $409 million of restricted cash, plus related interest thereon, were used to repay $646.1 million of the First Priority Notes. During the month of June 2006, there were no amounts outstanding under the revolving loan facility; however, approximately $8.3 million of additional letters of credit were issued against the revolving loan facility. Accordingly, at June 30, 2006, there was $998.3 million outstanding under the term loan facilities, nothing outstanding under the revolving loan facility and $11.7 million of letters of credit issued against the revolving loan facility. At July 31, 2006, there was $998.3 million outstanding under the term loan facilities, no amounts outstanding under the revolving loan facility and approximately $11.7 million of letters of credit had been issued against the revolving loan facility.

See Note 22 of the Notes to Consolidated Financial Statements included in the 2005 Form 10-K, Note 6 of the Notes to Consolidated Condensed Financial Statements included in the 2006 First Quarter Form 10-Q and Note 7 of the Notes to

Consolidated Condensed Financial Statements included in the 2006 Second Quarter Form 10-Q for further discussion of the DIP Facility.

9.  Reorganization Items

Reorganization items represent the direct and incremental costs of being in Chapter 11, such as professional fees, pre-petition liability claim adjustments related to terminated contracts that are probable and can be estimated and charges related to expected allowed claims.

The table below lists the significant items recognized within this category for the month ended June 30, 2006 (in millions)

Provision for expected allowed claims	$(13.2)
Loss on terminated contracts, net	310.7
Professional fees	19.3
Total reorganization items	$316.8

See Note 4 of the Notes to Consolidated Financial Statements included in our 2005 Form 10-K and Note 3 of the Notes to Consolidated Condensed Financial Statements included in each of our 2006 Forms 10-Q for a discussion of Reorganization items.

Schedule I

CALPINE CORPORATION

(Debtor-in-Possession)

CASE No. 05-60200 (Jointly Administered)

CONSOLIDATING CONDENSED BALANCE SHEET

(Unaudited)

(in thousands)

June 30, 2006

	U.S. Debtors	Non-U.S. Debtors	Eliminations	Consolidated
ASSETS

Current assets:
Cash and cash equivalents	$625,898	$218,204	$—	$844,102
Accounts receivable, net	783,744	156,955	(59,154)	881,545
Accounts receivable (payable) from affiliates, net	38,932,677	2,927,547	(41,860,224)	—
Margin deposits and other prepaid expense	264,910	44,321	(2,102)	307,129
Inventories	123,022	27,435	—	150,457
Restricted cash	196,184	277,287	—	473,471
Current derivative assets	198,373	79,070	—	277,443
Current assets held for sale	39,542	—	—	39,542
Other current assets	951,720	57,455	(889,964)	119,211
Total current assets	42,116,070	3,788,274	(42,811,444)	3,092,900
Restricted cash, net of current portion	53,764	140,775	—	194,539
Notes receivable, net of current portion	156,122	1,682	—	157,804
Notes receivable from affiliates, net of current portion	4,215,080	59,188	(4,274,268)	—
Project development costs	24,247	—	—	24,247
Investments	10,623,963	9,203,752	(19,764,248)	63,457
Deferred financing costs	43,495	126,166	—	169,661
Prepaid lease, net of current portion	199,322	589	—	199,911
Property, plant and equipment, net	8,000,695	6,293,523	(876)	14,293,342
Goodwill	45,160	—	—	45,160
Other intangible assets, net	15,962	36,335	—	52,297
Long-term derivative assets	401,189	116,438	—	517,627
Other assets	308,583	332,199	(12,078)	628,704
Intercompany	521,564	69,874	(591,438)	—
Total assets	$66,725,216	$20,168,795	$(67,454,362)	$19,439,649

CONSOLIDATING CONDENSED BALANCE SHEET — (Continued)

	U.S. Debtors	Non-U.S. Debtors	Eliminations	Consolidated
LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable	$575,494	$2,114,950	$(2,201,820)	$488,624
Accrued payroll and related expense	39,179	586	—	39,765
Accrued interest payable	314,912	103,988	(237,850)	181,050
Income taxes payable	99,073	—	—	99,073
Notes payable and other borrowings, current portion	723,128	178,192	(713,762)	187,558
Preferred interests, current portion	—	9,124	—	9,124
Capital lease obligations, current portion	189,739	99,181	(2,068)	286,852
CCFC financing, current portion	—	783,394	—	783,394
CalGen financing, current portion	2,510,365	—	—	2,510,365
Construction/project financing, current portion	134,606	1,852,529	—	1,987,135
Senior notes and term loans, current portion	—	—	—	—
DIP Facility, current portion	3,500	—	—	3,500
Current derivative liabilities	296,890	99,693	—	396,583
Other current liabilities	195,710	119,704	(2,101)	313,313
Total current liabilities	5,082,596	5,361,341	(3,157,601)	7,286,336
Notes payable and other borrowings, net of current portion	4,147,177	2,144,453	(5,823,853)	467,777
Preferred interests, net of current portion	—	579,122	—	579,122
Capital lease obligations, net of current portion	317,699	—	(317,333)	366
Construction/project financing, net of current portion	246,293	173,705	—	419,998
DIP Facility, net of current portion	994,750	—	—	994,750
Deferred income taxes, net of current portion	107,974	241,022	—	348,996
Deferred revenue	125,709	22,290	(12,954)	135,045
Long-term derivative liabilities	539,040	139,920	—	678,960
Other liabilities	123,678	29,208	(3)	152,883
Total liabilities not subject to compromise	11,684,916	8,691,061	(9,311,744)	11,064,233
Liabilities subject to compromise	53,562,948	264	(38,599,486)	14,963,726
Commitments and contingencies
Minority interests	—	275,284	—	275,284
Stockholders’ equity (deficit):
Common stock	31,567	5,096	(36,094)	569
Additional paid-in capital	25,729,753	10,529,978	(32,991,400)	3,268,331
Accumulated deficit	(24,133,656)	672,615	13,440,679	(10,020,362)
Accumulated other comprehensive loss	(150,312)	(5,503)	43,683	(112,132)
Total stockholders’ deficit	1,477,352	11,202,186	(19,543,132)	(6,863,594)
Total liabilities and stockholders’ deficit	$66,725,216	$20,168,795	$(67,454,362)	$19,439,649

Calpine Corporation’s consolidated results are comprised of U.S. Debtor and Non-U.S. Debtor entities that have affiliated transactions with other U.S. Debtor and Non-U.S. Debtor entities that must be eliminated in consolidation. Amounts listed under the “Eliminations” heading are required to correctly eliminate transactions between any affiliated entities for consolidated financial statement presentation purposes.

Schedule II

CALPINE CORPORATION

(Debtor-in-Possession)

CASE No. 05-60200 (Jointly Administered)

CONSOLIDATING CONDENSED STATEMENT OF OPERATIONS

(Unaudited)

(in thousands)

For the Period from June 1, 2006, to June 30, 2006

	U.S. Debtors	Non-U.S. Debtors	Eliminations	Consolidated
Revenue:
Electricity and steam revenue	$674,281	$212,255	$(425,997)	$460,539
Transmission sales revenue	(215)	—	—	(215)
Sales of purchased power and gas for hedging and optimization	431,931	5,400	(352,560)	84,771
Mark-to-market activities, net	8,054	18,738	—	26,792
Other revenue from operations	54,785	2,839	(55,089)	2,535
Total revenue	1,168,836	239,232	(833,646)	574,422
Cost of revenue:
Plant operating expense	510,781	31,023	(471,929)	69,875
Royalty expense	2,038	—	—	2,038
Transmission purchase expense	4,155	2,577	—	6,732
Purchased power and gas expense for hedging and optimization	16,103	44,788	(8,078)	52,813
Fuel expense	521,049	107,265	(353,656)	274,658
Depreciation and amortization expense	18,147	16,074	(2)	34,219
Operating plant impairments	2,851	—	—	2,851
Operating lease expense	7,109	—	—	7,109
Other cost of revenue	2,922	3,967	—	6,889
Total cost of revenue	1,085,155	205,694	(833,665)	457,184
Gross profit	83,681	33,538	19	117,238
(Income) from unconsolidated investments	1,026,878	43,140	(1,070,018)	—
Equipment, development project and other impairments	55,818	7,099	—	62,917
Project development expense	1,117	292	—	1,409
Research and development expense	877	—	—	877
Sales, general and administrative expense	17,306	1,240	—	18,546
Income (loss) from operations	(1,018,315)	(18,233)	1,070,037	33,489
Interest expense	69,593	31,076	(4,539)	96,130
Interest (income)	(3,381)	(3,617)	4,539	(2,459)
Minority interest expense	(2,194)	2,667	—	473
(Income) loss from repurchase of various issuances of debt	24	—	—	24
Other (income) expense, net	(2,485)	(475)	18	(2,942)
Loss before reorganization items and provision (benefit) for income taxes	(1,079,872)	(47,884)	1,070,019	(57,737)

CONSOLIDATING CONDENSED STATEMENT OF OPERATIONS — (Continued)

	U.S. Debtors	Non-U.S. Debtors	Eliminations	Consolidated
Reorganization items	$316,814	$—	$—	$316,814
Loss before provision (benefit) for income taxes	(1,396,686)	(47,884)	1,070,019	(374,551)
Provision (benefit) for income taxes	(50,276)	12,066	—	(38,210)
Net loss	$(1,346,410)	$(59,950)	$1,070,019	$(336,341)

Calpine Corporation’s consolidated results are comprised of U.S. Debtor and Non-U.S. Debtor entities that have affiliated transactions with other U.S. Debtor and Non-U.S. Debtor entities that must be eliminated in consolidation. Amounts listed under the “Eliminations” heading are required to correctly eliminate transactions between any affiliated entities for consolidated financial statement presentation purposes.

Schedule III

CALPINE CORPORATION

(Debtor-in-Possession)

CASE No. 05-60200 (Jointly Administered)

SCHEDULE OF PAYROLL AND PAYROLL TAXES

(in thousands)

For the Period from June 1, 2006, to June 30, 2006

Gross Wages Paid**	Employee Payroll Taxes Withheld*	Employer Payroll Taxes Remitted*
$27,924	$7,426	$1,976

*	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

**	Gross Wages were paid by the Company on June 2, 2006, June 9, 2006, June 16, 2006, June 23, 2006, and June 30, 2006.

Schedule IV

CALPINE CORPORATION

(Debtor-in-Possession)

CASE No. 05-60200 (Jointly Administered)

SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES

COLLECTED, RECEIVED, DUE OR WITHHELD

(in thousands)

For the Period from June 1, 2006, to June 30, 2006

	Amount Withheld/Accrued	Amount Paid
Federal and state income taxes	$(50,276)	$—
State and local taxes:
Property	3,034	1,166
Sales and use	9,403	1,127
Franchise	35	35
Other	38	38
Total state and local taxes	12,510	2,366
Total taxes	$(37,766)	$2,366

Schedule V

CALPINE CORPORATION

(Debtor-in-Possession)

CASE No. 05-60200 (Jointly Administered)

TOTAL DISBURSEMENTS BY DEBTOR

For the Month Ended June 30, 2006

(in dollars)

Legal Entity	Case Number	Disbursements
Amelia Energy Center, LP	05-60223-BRL	$—
Anacapa Land Company, LLC	05-60226-BRL	931
Anderson Springs Energy Company	05-60232-BRL	—
Androscoggin Energy, Inc.	05-60239-BRL	—
Auburndale Peaker Energy Center, LLC	05-60244-BRL	688
Augusta Development Company, LLC	05-60248-BRL	—
Aviation Funding Corp.	05-60252-BRL	—
Baytown Energy Center, LP	05-60255-BRL	5,504
Baytown Power GP, LLC	05-60256-BRL	—
Baytown Power, LP	05-60258-BRL	—
Bellingham Cogen, Inc.	05-60224-BRL	—
Bethpage Energy Center 3, LLC	05-60225-BRL	23,283
Bethpage Fuel Management Inc.	05-60228-BRL	—
Blue Heron Energy Center, LLC	05-60235-BRL	—
Blue Spruce Holdings, LLC	05-60238-BRL	—
Broad River Energy LLC	05-60242-BRL	56,677
Broad River Holdings, LLC	05-60245-BRL	—
CalGen Equipment Finance Company, LLC	05-60249-BRL	—
CalGen Equipment Finance Holdings, LLC	05-60251-BRL	—
CalGen Expansion Company, LLC	05-60253-BRL	—
CalGen Finance Corp.	05-60229-BRL	—
CalGen Project Equipment Finance Company One, LLC	05-60236-BRL	—
CalGen Project Equipment Finance Company Three, LLC	05-60259-BRL	9,882
CalGen Project Equipment Finance Company Two, LLC	05-60262-BRL	—
Calpine Acadia Holdings, LLC	05-60265-BRL	—
Calpine Administrative Services Company, Inc.	05-60201-BRL	5,289,758
Calpine Agnews, Inc.	05-60268-BRL	—
Calpine Amelia Energy Center GP, LLC	05-60270-BRL	—
Calpine Amelia Energy Center LP, LLC	05-60272-BRL	—
Calpine Auburndale Holdings, LLC	05-60452-BRL	—
Calpine Baytown Energy Center GP, LLC	05-60453-BRL	—
Calpine Baytown Energy Center LP, LLC	05-60320-BRL	—
Calpine Bethpage 3 Pipeline Construction Company, Inc.	05-60330-BRL	—
Calpine Bethpage 3, LLC	05-60342-BRL	—
Calpine c*Power, Inc.	05-60250-BRL	599
Calpine CalGen Holdings, Inc.	05-60352-BRL	—
Calpine California Development Company, LLC	05-60355-BRL	—
Calpine California Energy Finance, LLC	05-60360-BRL	—
Calpine California Equipment Finance Company, LLC	05-60464-BRL	—
Calpine Calistoga Holdings, LLC	05-60377-BRL	—
Calpine Capital Trust	05-60325-BRL	—

TOTAL DISBURSEMENTS BY DEBTOR (continued)

Legal Entity	Case Number	Disbursements
Calpine Capital Trust II	05-60379-BRL	—
Calpine Capital Trust III	05-60384-BRL	—
Calpine Capital Trust IV	05-60391-BRL	—
Calpine Capital Trust V	05-60221-BRL	—
Calpine Central Texas GP, Inc.	05-60329-BRL	—
Calpine Central, Inc.	05-60333-BRL	—
Calpine Central, L.P.	05-60351-BRL	1,068,665
Calpine Central-Texas, Inc.	05-60338-BRL	—
Calpine Channel Energy Center GP, LLC	05-60340-BRL	—
Calpine Channel Energy Center LP, LLC	05-60343-BRL	—
Calpine Clear Lake Energy GP, LLC	05-60345-BRL	—
Calpine Clear Lake Energy, LP	05-60349-BRL	—
Calpine Cogeneration Corporation	05-60233-BRL	—
Calpine Construction Management Company, Inc.	05-60260-BRL	1,129,610
Calpine Corporation	05-60200-BRL	124,017,090
Calpine Corpus Christi Energy GP, LLC	05-60247-BRL	—
Calpine Corpus Christi Energy, LP	05-60261-BRL	—
Calpine Decatur Pipeline, Inc.	05-60263-BRL	—
Calpine Decatur Pipeline, L.P.	05-60254-BRL	—
Calpine Dighton, Inc.	05-60264-BRL	—
Calpine East Fuels, Inc.	05-60257-BRL	—
Calpine Eastern Corporation	05-60266-BRL	186,150
Calpine Energy Holdings, Inc.	05-60207-BRL	—
Calpine Energy Services Holdings, Inc.	05-60208-BRL	—
Calpine Energy Services, L.P.	05-60222-BRL	223,328,760
Calpine Finance Company	05-60204-BRL	—
Calpine Freestone Energy GP, LLC	05-60227-BRL	—
Calpine Freestone Energy, LP	05-60230-BRL	—
Calpine Freestone, LLC	05-60231-BRL	—
Calpine Fuels Corporation	05-60203-BRL	—
Calpine Gas Holdings LLC	05-60234-BRL	—
Calpine Generating Company, LLC	05-60237-BRL	873,828
Calpine Geysers Company, LP	06-10939-BRL	18,539
Calpine Gilroy 1, Inc.	05-60240-BRL	—
Calpine Gilroy 2, Inc.	05-60241-BRL	—
Calpine Gilroy Cogen, L.P.	05-60243-BRL	22,202
Calpine Global Services Company, Inc.	05-60246-BRL	383,726
Calpine Gordonsville GP Holdings, LLC	05-60281-BRL	—
Calpine Gordonsville LP Holdings, LLC	05-60282-BRL	—
Calpine Gordonsville, LLC	05-60283-BRL	—
Calpine Greenleaf Holdings, Inc.	05-60284-BRL	—
Calpine Greenleaf, Inc.	05-60285-BRL	32,757
Calpine Hidalgo Design, L.P.	06-10039-BRL	—
Calpine Hidalgo Energy Center, L.P.	06-10029-BRL	29,798
Calpine Hidalgo Holdings, Inc.	06-10027-BRL	—
Calpine Hidalgo Power GP, LLC	06-10030-BRL	—
Calpine Hidalgo Power, LP	06-10028-BRL	—
Calpine Hidalgo, Inc.	06-10026-BRL	—

TOTAL DISBURSEMENTS BY DEBTOR (continued)

Legal Entity	Case Number	Disbursements
Calpine International Holdings, Inc.	05-60205-BRL	—
Calpine International, LLC	05-60288-BRL	10,175
Calpine Investment Holdings, LLC	05-60289-BRL	—
Calpine Kennedy Airport, Inc.	05-60294-BRL	—
Calpine Kennedy Operators Inc.	05-60199-BRL	—
Calpine KIA, Inc.	05-60465-BRL	—
Calpine Leasing Inc.	05-60297-BRL	—
Calpine Long Island, Inc.	05-60298-BRL	—
Calpine Lost Pines Operations, Inc.	05-60314-BRL	—
Calpine Louisiana Pipeline Company	05-60328-BRL	—
Calpine Magic Valley Pipeline, Inc.	05-60331-BRL	—
Calpine Monterey Cogeneration, Inc.	05-60341-BRL	19,114
Calpine MVP, Inc.	05-60348-BRL	—
Calpine NCTP GP, LLC	05-60359-BRL	—
Calpine NCTP, LP	05-60406-BRL	—
Calpine Northbrook Corporation of Maine, Inc.	05-60409-BRL	—
Calpine Northbrook Energy Holdings, LLC	05-60418-BRL	—
Calpine Northbrook Energy, LLC	05-60431-BRL	—
Calpine Northbrook Holdings Corporation	05-60286-BRL	—
Calpine Northbrook Investors, LLC	05-60291-BRL	—
Calpine Northbrook Project Holdings, LLC	05-60295-BRL	—
Calpine Northbrook Services, LLC	05-60299-BRL	—
Calpine Northbrook Southcoast Investors, LLC	05-60304-BRL	—
Calpine NTC, LP	05-60308-BRL	—
Calpine Oneta Power I, LLC	05-60311-BRL	—
Calpine Oneta Power II, LLC	05-60315-BRL	—
Calpine Oneta Power, L.P.	05-60318-BRL	18,236
Calpine Operating Services Company, Inc.	05-60322-BRL	31,238,053
Calpine Operations Management Company, Inc.	05-60206-BRL	—
Calpine Pastoria Holdings, LLC	05-60302-BRL	—
Calpine Philadelphia, Inc.	05-60305-BRL	26,531
Calpine Pittsburg, LLC	05-60307-BRL	101
Calpine Power Company	05-60202-BRL	3,452
Calpine Power Equipment LP	05-60310-BRL	—
Calpine Power Management, Inc.	05-60319-BRL	—
Calpine Power Management, LP	05-60466-BRL	—
Calpine Power Services, Inc.	05-60323-BRL	230,940
Calpine Power, Inc.	05-60316-BRL	—
Calpine PowerAmerica, Inc.	05-60211-BRL	—
Calpine PowerAmerica, LP	05-60212-BRL	689,646
Calpine PowerAmerica-CA, LLC	05-60213-BRL	89,364
Calpine PowerAmerica-CT, LLC	05-60214-BRL	—
Calpine PowerAmerica-MA, LLC	05-60215-BRL	—
Calpine PowerAmerica-ME, LLC	05-60216-BRL	—
Calpine PowerAmerica-NH, LLC	06-10032-BRL	—
Calpine PowerAmerica-NY, LLC	06-10031-BRL	—
Calpine PowerAmerica-OR, LLC	06-10034-BRL	—
Calpine Producer Services, L.P.	05-60217-BRL	8,354,060

TOTAL DISBURSEMENTS BY DEBTOR (continued)

Legal Entity	Case Number	Disbursements
Calpine Project Holdings, Inc.	05-60324-BRL	—
Calpine Pryor, Inc.	05-60326-BRL	—
Calpine Rumford I, Inc.	05-60327-BRL	—
Calpine Rumford, Inc.	05-60414-BRL	—
Calpine Schuylkill, Inc.	05-60416-BRL	—
Calpine Siskiyou Geothermal Partners, L.P.	05-60420-BRL	2,994
Calpine Sonoran Pipeline LLC	05-60423-BRL	—
Calpine Stony Brook Operators, Inc.	05-60424-BRL	—
Calpine Stony Brook Power Marketing, LLC	05-60425-BRL	—
Calpine Stony Brook, Inc.	05-60426-BRL	—
Calpine Sumas, Inc.	05-60427-BRL	—
Calpine TCCL Holdings, Inc.	05-60429-BRL	—
Calpine Texas Pipeline GP, Inc.	05-60433-BRL	—
Calpine Texas Pipeline LP, Inc.	05-60439-BRL	—
Calpine Texas Pipeline, L.P.	05-60447-BRL	1,641
Calpine Tiverton I, Inc.	05-60450-BRL	—
Calpine Tiverton, Inc.	05-60451-BRL	—
Calpine ULC I Holding, LLC	05-60454-BRL	—
Calpine University Power, Inc.	05-60455-BRL	—
Calpine Unrestricted Funding, LLC	05-60456-BRL	—
Calpine Unrestricted Holdings, LLC	05-60458-BRL	—
Calpine Vapor, Inc.	05-60459-BRL	—
Carville Energy LLC	05-60460-BRL	84,872
CCFC Development Company, LLC	05-60267-BRL	—
CCFC Equipment Finance Company, LLC	05-60269-BRL	—
CCFC Project Equipment Finance Company One, LLC	05-60271-BRL	—
Celtic Power Corporation	05-60273-BRL	—
CES GP, LLC	05-60218-BRL	—
CGC Dighton, LLC	05-60274-BRL	—
Channel Energy Center, LP	05-60275-BRL	280,523
Channel Power GP, LLC	05-60276-BRL	—
Channel Power, LP	05-60277-BRL	—
Clear Lake Cogeneration Limited Partnership	05-60278-BRL	180
CogenAmerica Asia Inc.	05-60372-BRL	—
CogenAmerica Parlin Supply Corp.	05-60383-BRL	—
Columbia Energy LLC	05-60440-BRL	74,425
Corpus Christi Cogeneration L.P.	05-60441-BRL	194,961
CPN 3rd Turbine, Inc.	05-60443-BRL	542,983
CPN Acadia, Inc.	05-60444-BRL	—
CPN Berks Generation, Inc.	05-60445-BRL	—
CPN Berks, LLC	05-60446-BRL	—
CPN Bethpage 3rd Turbine, Inc.	05-60448-BRL	17,811
CPN Cascade, Inc.	05-60449-BRL	—
CPN Clear Lake, Inc.	05-60287-BRL	—
CPN Decatur Pipeline, Inc.	05-60290-BRL	—
CPN East Fuels, LLC	05-60476-BRL	—
CPN Energy Services GP, Inc.	05-60209-BRL	—

TOTAL DISBURSEMENTS BY DEBTOR (continued)

Legal Entity	Case Number	Disbursements
CPN Energy Services LP, Inc.	05-60210-BRL	100
CPN Freestone, LLC	05-60293-BRL	—
CPN Funding, Inc.	05-60296-BRL	—
CPN Morris, Inc.	05-60301-BRL	—
CPN Oxford, Inc.	05-60303-BRL	—
CPN Pipeline Company	05-60309-BRL	149,865
CPN Pleasant Hill Operating, LLC	05-60312-BRL	—
CPN Pleasant Hill, LLC	05-60317-BRL	—
CPN Power Services GP, LLC	05-60321-BRL	—
CPN Power Services, LP	05-60292-BRL	—
CPN Pryor Funding Corporation	05-60300-BRL	765
CPN Telephone Flat, Inc.	05-60306-BRL	1,434
Decatur Energy Center, LLC	05-60313-BRL	173,425
Deer Park Power GP, LLC	05-60363-BRL	—
Deer Park Power, LP	05-60370-BRL	—
Delta Energy Center, LLC	05-60375-BRL	807,495
Dighton Power Associates Limited Partnership	05-60382-BRL	16,520
East Altamont Energy Center, LLC	05-60386-BRL	—
Fond du Lac Energy Center, LLC	05-60412-BRL	—
Fontana Energy Center, LLC	05-60335-BRL	—
Freestone Power Generation LP	05-60339-BRL	40,372
GEC Bethpage Inc.	05-60347-BRL	—
Geothermal Energy Partners, LTD., a California limited partnership	05-60477-BRL	—
Geysers Power Company II, LLC	05-60358-BRL	—
Geysers Power Company, LLC	06-10197-BRL	4,092,564
Geysers Power I Company	05-60389-BRL	—
Goldendale Energy Center, LLC	05-60390-BRL	761,772
Hammond Energy LLC	05-60393-BRL	—
Hillabee Energy Center, LLC	05-60394-BRL	40,393
Idlewild Fuel Management Corp.	05-60397-BRL	—
JMC Bethpage, Inc.	05-60362-BRL	—
KIAC Partners	05-60366-BRL	5,559,615
Lake Wales Energy Center, LLC	05-60369-BRL	—
Lawrence Energy Center, LLC	05-60371-BRL	—
Lone Oak Energy Center, LLC	05-60403-BRL	11,857
Los Esteros Critical Energy Facility, LLC	05-60404-BRL	15,143
Los Medanos Energy Center LLC	05-60405-BRL	545,237
Magic Valley Gas Pipeline GP, LLC	05-60407-BRL	—
Magic Valley Gas Pipeline, LP	05-60408-BRL	—
Magic Valley Pipeline, L.P.	05-60332-BRL	8,149
MEP Pleasant Hill, LLC	05-60334-BRL	678,028
Moapa Energy Center, LLC	05-60337-BRL	295
Mobile Energy L L C	05-60344-BRL	4,043
Modoc Power, Inc.	05-60346-BRL	—
Morgan Energy Center, LLC	05-60353-BRL	395,337
Mount Hoffman Geothermal Company, L.P.	05-60361-BRL	—
Mt. Vernon Energy LLC	05-60376-BRL	—

TOTAL DISBURSEMENTS BY DEBTOR (continued)

Legal Entity	Case Number	Disbursements
NewSouth Energy LLC	05-60381-BRL	7,215
Nissequogue Cogen Partners	05-60388-BRL	8,243,182
Northwest Cogeneration, Inc.	05-60336-BRL	—
NTC Five, Inc.	05-60463-BRL	—
NTC GP, LLC	05-60350-BRL	—
Nueces Bay Energy LLC	05-60356-BRL	—
O.L.S. Energy-Agnews, Inc.	05-60374-BRL	1,079,339
Odyssey Land Acquisition Company	05-60367-BRL	—
Pajaro Energy Center, LLC	05-60385-BRL	—
Pastoria Energy Center, LLC	05-60387-BRL	—
Pastoria Energy Facility L.L.C.	05-60410-BRL	529,827
Philadelphia Biogas Supply, Inc.	05-60421-BRL	—
Phipps Bend Energy Center, LLC	05-60395-BRL	—
Pine Bluff Energy, LLC	05-60396-BRL	193,497
Power Investors, L.L.C.	05-60398-BRL	—
Power Systems MFG., LLC	05-60399-BRL	5,569,019
Quintana Canada Holdings, LLC	05-60400-BRL	—
RockGen Energy LLC	05-60401-BRL	11,987
Rumford Power Associates Limited Partnership	05-60467-BRL	925,501
Russell City Energy Center, LLC	05-60411-BRL	40,666
San Joaquin Valley Energy Center, LLC	05-60413-BRL	55,965
Silverado Geothermal Resources, Inc.	06-10198-BRL	204,906
Skipanon Natural Gas, LLC	05-60415-BRL	—
South Point Energy Center, LLC	05-60417-BRL	1,482,284
South Point Holdings, LLC	05-60419-BRL	—
Stony Brook Cogeneration, Inc.	05-60422-BRL	—
Stony Brook Fuel Management Corp.	05-60428-BRL	299,278
Sutter Dryers, Inc.	05-60430-BRL	14,509
TBG Cogen Partners	05-60432-BRL	107,544
Texas City Cogeneration, L.P.	05-60434-BRL	9,654
Texas Cogeneration Company	05-60435-BRL	—
Texas Cogeneration Five, Inc.	05-60436-BRL	—
Texas Cogeneration One Company	05-60437-BRL	—
Thermal Power Company	05-60438-BRL	—
Thomassen Turbine Systems America, Inc.	05-60354-BRL	3,357
Tiverton Power Associates Limited Partnership	05-60357-BRL	559,243
Towantic Energy, L.L.C.	05-60364-BRL	2,812
VEC Holdings, LLC	05-60365-BRL	—
Venture Acquisition Company	05-60368-BRL	—
Vineyard Energy Center, LLC	05-60373-BRL	—
Wawayanda Energy Center, LLC	05-60378-BRL	—
Whatcom Cogeneration Partners, L.P.	05-60468-BRL	—
Zion Energy LLC	05-60380-BRL	15,635

TOTAL		$431,016,338

Schedule VI

CALPINE CORPORATION

(Debtor-in-Possession)

CASE No. 05-60200 (Jointly Administered)

DEBTORS’ STATEMENT REGARDING INSURANCE POLICIES

For the Period from June 1, 2006, to June 30, 2006

All insurance policies are fully paid for the current period, including amounts owed for workers’ compensation and disability insurance.

Schedule VII

CALPINE CORPORATION

(Debtor-in-Possession)

CASE No. 05-60200 (Jointly Administered)

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

(in thousands)

For the Three and Six Months Ended June 30, 2006

	Three Months Ended June 30, 2006	Six Months Ended June 30, 2006
Revenue:
Electricity and steam revenue	$1,207,479	$2,227,470
Sales of purchased power and gas for hedging and optimization	341,815	618,160
Mark-to-market activities, net	23,465	59,690
Other revenue	19,172	42,246
Total revenue	1,591,931	2,947,566
Cost of revenue:
Plant operating expense	194,622	345,325
Royalty expense	4,781	11,260
Transmission purchase expense	17,328	38,005
Purchased power and gas expense for hedging and optimization	312,830	561,099
Fuel expense	700,234	1,368,409
Depreciation and amortization expense	113,964	229,073
Operating plant impairments	2,847	52,500
Operating lease expense	19,998	41,598
Other cost of revenue	19,259	39,201
Total cost of revenue	1,385,863	2,686,470
Gross profit	206,068	261,096
(Income) from unconsolidated investments	—	—
Equipment, development project and other impairments	62,076	67,631
Long-term service agreement cancellation charge	—	—
Project development expense	3,840	8,096
Research and development expense	3,267	6,994
Sales, general and administrative expense	47,377	98,323
Income (loss) from operations	89,508	80,052
Interest expense	299,586	591,852
Interest (income)	(19,319)	(39,524)
Minority interest expense	1,210	2,667
Loss (income) from repurchase of various issuances of debt	18,131	18,131
Other (income) expense, net	(14,238)	(1,854)

The accompanying notes are an integral part of these

Consolidated Condensed Financial Statements.

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS — (Continued)

(Unaudited)

(in thousands)

	Three Months Ended June 30, 2006	Six Months Ended June 30, 2006
Loss before reorganization items, benefit for income taxes, discontinued operations and cumulative effect of a change in accounting principle	$(195,862)	$(491,220)
Reorganization items	655,106	953,321
Loss before benefit for income taxes, discontinued operations and cumulative effect of a change in accounting principle	(850,968)	(1,444,541)
(Benefit) for income taxes	(33,209)	(36,834)
Loss before discontinued operations and cumulative effect of a change in accounting principle	(817,759)	(1,407,707)
Discontinued operations, net of tax benefit of $—, $44,602, $— and $32,885	—	—
Cumulative effect of a change in accounting principle, net of tax provision of $—, $—, $312, and $—	—	505
Net loss	$(817,759)	$(1,407,202)

The accompanying notes are an integral part of these

Consolidated Condensed Financial Statements.

Schedule VIII

CALPINE CORPORATION

(Debtor-in-Possession)

CASE No. 05-60200 (Jointly Administered)

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS

(Unaudited)

(in thousands)

For the Six Months Ended June 30, 2006

Cash flows from operating activities:
Net loss	$(1,407,202)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization(1)	288,568
Impairment charges	120,131
Deferred income taxes, net	(36,834)
Gain on sale of assets	(4,940)
Foreign currency transaction loss (gain)	1,217
Loss (gain) on repurchase of debt	18,131
Minority interest expense	2,667
Change in net derivative liability	7,638
Income from unconsolidated investments in power projects	—
Distributions from unconsolidated investments in power projects	—
Stock compensation expense	3,670
Reorganization items	870,285
Other	171
Change in operating assets and liabilities:
Accounts receivable	122,207
Other current assets	74,577
Other assets	(74,057)
Accounts payable, liabilities subject to compromise and accrued expenses	(268,517)
Other liabilities	78,602
Net cash used in operating activities	(203,686)
Cash flows from investing activities:
Purchases of property, plant and equipment	(120,197)
Purchase of The Geysers Assets	(266,846)
Disposals of investments, net of holdbacks	37,988
Advances to joint ventures	(21,000)
Project development costs	—
Cash flows from derivatives not designated as hedges	(91,581)
Decrease (increase) in restricted cash	402,940
Other	11,998
Net cash used in investing activities	(46,698)

The accompanying notes are an integral part of these

Consolidated Condensed Financial Statements.

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS — (Continued)

(Unaudited)

(in thousands)

Cash flows from financing activities:
Borrowings from notes payable and lines of credit	$—
Repayments of notes payable and lines of credit	(89,652)
Borrowings from project financing	84,986
Repayments of project financing	(43,596)
Borrowings under CalGen revolver	86,359
Repayments on CalGen financing	(14,901)
DIP Facility borrowings	1,150,000
Repayments of DIP Facility	(176,750)
Proceeds from issuance of convertible senior notes	—
Repurchase of convertible senior notes	—
Repayments and repurchases of senior notes	(646,105)
Proceeds from issuance of preferred interests	—
Redemptions of preferred interests	(4,650)
Proceeds from Deer Park prepaid commodity contract	—
Financing costs	(30,985)
Other	(5,857)
Net cash provided by financing activities	308,849
Effect of exchange rate changes on cash and cash equivalents	—
Net increase (decrease) in cash and cash equivalents, including discontinued operations cash	58,465
Change in discontinued operations cash classified as current assets held for sale	—
Net increase (decrease) in cash and cash equivalents	58,465
Cash and cash equivalents, beginning of period	785,637
Cash and cash equivalents, end of period	$844,102
Cash paid during the period for:
Interest, net of amounts capitalized	$565,926
Income taxes	$199
Reorganization items included in operating activities	$72,782

__________

(1)	Includes depreciation and amortization that is recorded in sales, general and administrative expense and interest expense.

Schedule of non-cash investing and financing activities:

•

2006 purchase of The Geysers Assets for $266.8 million in cash resulted in non-cash increases in assets for property, plant and equipment of $180.6 million, and non-cash decreases of $8.0 million in prepaid assets, $1.2 million in deferred financing costs, and $196.7 million in non-current prepaid lease expense, and non-cash decreases in liabilities of $23.8 million in deferred revenue and $1.4 million in other current liabilities.

•	2005 issuance of 27.5 million shares of common stock in exchange for $94.3 million in principal amount at maturity of 2014 Convertible Notes.

The accompanying notes are an integral part of these

Consolidated Condensed Financial Statements.